UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2022

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information regarding the Gauthier Indemnification Agreement (as hereinafter defined) set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed on May 9, 2022 with the Securities and Exchange Commission (the “SEC”) by Zoned Properties, Inc. (the “Company”), on May 3, 2022, the Company’s Board of Directors (the “Board”) approved the appointment of Daniel R. Gauthier as the Company’s Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary.

Gauthier Employment Agreement

In connection with Mr. Gauthier’s appointment, on May 27, 2022, the Company entered into the Employment Agreement, dated as of June 1, 2022, by and between the Company and Mr. Gauthier (the “Gauthier Employment Agreement”). Pursuant to the terms of the Gauthier Employment Agreement, the Company agreed to pay Mr. Gauthier a base annual salary of $135,000 for his services. The Company may also award Mr. Gauthier with cash and/or equity bonuses, determined at the discretion of the Company’s executive management.

The Gauthier Employment Agreement has a term of one year, unless sooner terminated or extended pursuant to the terms of the Gauthier Employment Agreement.

During the initial one-year term, the Gauthier Employment Agreement may only be terminated for Cause. For purposes of the Gauthier Employment Agreement, “Cause,” with respect to Mr. Gauthier, means:

(i)	a material violation of any material written rule or policy of the Company applicable to Mr. Gauthier and which Mr. Gauthier fails to correct within 10 days after Mr. Gauthier receives written notice from the Company;

(ii)	misconduct by Mr. Gauthier to the material and demonstrable detriment of the Company;

(iii)	Mr. Gauthier’s conviction (by a court of competent jurisdiction, not subject to further appeal) of, or pleading guilty to, a felony; or

(iv)	Mr. Gauthier’s material failure to perform his obligations and fulfill his covenants and agreements as described in the Gauthier Employment Agreement, after written notice from the Company and failure to cure such material failure within 10 days following receipt of such notice.

After expiration of the initial one-year term, the Gauthier Employment Agreement will continue to be in full force and effect, except that either party may terminate the Gauthier Employment Agreement for any reason upon 30 days’ written notice to the other party.

The foregoing description of the Gauthier Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Gauthier Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Gauthier Stock Option Agreement

Also in connection with Mr. Gauthier’s appointment, on May 27, 2022, the Company entered into the Stock Option Agreement, dated as of July 1, 2022, by and between the Company and Mr. Gauthier (the “Gauthier Option Agreement”). Pursuant to the terms of the Gauthier Option Agreement, the Company agreed to grant Mr. Gauthier an option to purchase 125,000 shares of the Company’s common stock at an exercise price of $1.00 per share (the “Gauthier Option”). The grant date of the Gauthier Option is July 1, 2022 and it is subject to the following vesting schedule: (i) the Gauthier Option will vest with respect to 25,000 shares on July 1, 2022, and (ii) the Gauthier Option will vest with respect to an additional 10,000 shares on July 1st each year, beginning on July 1, 2023 and ending on July 1, 2032, such that the Gauthier Option will have vested with respect to all 125,000 shares on July 1, 2032. The Gauthier Option may be exercised for three months after Mr. Gauthier’s termination, except if such termination is for Cause. If Mr. Gauthier’s termination is for Cause, the Gauthier Option will terminate on Mr. Gauthier’s termination date. Upon Mr. Gauthier’s death or disability, the Gauthier Option may be exercised for 12 months after Mr. Gauthier’s termination date.

The foregoing description of the Gauthier Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Gauthier Option Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Gauthier Indemnification Agreement

Also in connection with Mr. Gauthier’s appointment, on May 27, 2022, the Company entered into the Indemnification Agreement, dated June 1, 2022, by and between the Company and Mr. Gauthier (the “Gauthier Indemnification Agreement”). The Gauthier Indemnification Agreement supplements the indemnification provisions provided in the Company’s articles of incorporation and bylaws and any resolutions adopted pursuant thereto and generally provides that the Company shall indemnify Mr. Gauthier to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with his service as an officer and also provides for rights to advancement of expenses and contribution.

The foregoing description of the Gauthier Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 24, 2021, and which is incorporated herein by reference as Exhibit 10.3 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On May 31, 2022, the Company issued a press release announcing Mr. Gauthier’s appointment.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, entered into on May 27, 2022 and dated as of June 1, 2022, by and between the registrant and Daniel Gauthier.
10.2	Stock Option Agreement, entered into on May 27, 2022 and dated as of July 1, 2022, by and between the registrant and Mr. Gauthier.
10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the SEC on August 24, 2021).
99.1	Press release of the registrant dated May 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: May 31, 2022	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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